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                                                                  EXHIBIT 10.20
                          FIRST MODIFICATION AGREEMENT


         THIS FIRST MODIFICATION AGREEMENT (the "Agreement") is made to be effective as of the 9th day of March, 2000, by and between CRAFTMADE INTERNATIONAL, INC., a Delaware corporation ("Borrower"), and ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation ("Lender").


                                R E C I T A L S:

         A. Lender made a loan (the "Loan") in the original principal amount of Nine Million Two Hundred Thousand and No/100 Dollars ($9,200,00.00) to Borrower.

         B. To evidence the Loan, Borrower executed and delivered to Lender that certain Promissory Note (the "Note") dated December 21, 1995, payable to the order of Lender in the original principal sum of Nine Million Two Hundred Thousand and No/100 Dollars ($9,200,000.00), bearing interest and being payable as therein provided

         C. Payment of the Note is secured by, among other instruments, that certain Deed of Trust, Mortgage and Security Agreement (the "Deed of Trust") of even date therewith executed by Borrower for the benefit of Lender, encumbering certain real property located in Dallas County, Texas, more particularly described on Exhibit A attached hereto and incorporated herein for all purposes, and certain other property more particularly described in the Deed of Trust (the "Property").


         D. The Deed of Trust is recorded in Volume 95249, Page 01387 of the Real Property Records of Dallas County, Texas, said Deed of Trust and the record thereof being incorporated herein for all purposes.

         E. Payment of the Note is further secured by, among other instruments, that certain Assignments of Rents and Leases (the "Assignment of Leases") of even date with the Note, executed by Borrower for the benefit of Lender and recorded in Volume 95249, Page 01417 of the Real Property Records of Dallas County, Texas.

         F. The Note, the Deed of Trust, the Assignment of Leases, that certain Environmental Indemnity dated as of December 21, 1995, executed by Borrower for the benefit of Lender, any financing statements executed in connection with the Loan, and all other instruments evidencing, securing or relating to the Loan, and all other instruments evidencing, securing or relating to the Loan, as same may have been modified or amended, are herein sometimes referred to collectively as the "Loan Documents."

         G. Lender is the current owner and holder of the Loan Documents and Borrower is the owner of the legal and equitable title to the Premises and is the obligor under the Loan Documents.


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         H. Borrower and Lender desire to modify certain terms and provisions of the Loan Documents as more specifically provided hereinbelow.

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                              A G R E E M E N T S:

         1. Additional Advance. Lender and Borrower agree that as of the effective date of this agreement, the outstanding principal amount of the Note is Four Million Eight Hundred Eighty-Four Thousand Two Hundred Thirty-Seven and 30/100 Dollars ($4,884,237.30). Subject to the timely satisfaction of each of the conditions precedent set forth in this Agreement, Lender agrees to advance to Borrower, and Borrower agree to borrow from Lender, pursuant to the terms of the Note and other Loan Documents (as same may be amended hereby), the sum of Four Million Three Hundred Fifteen Thousand Seven Hundred Sixty-Two and 70/100 Dollars ($4,315,762.70) (the "Additional Advance"), such that the outstanding principal balance of the Loan will again be Nine Million Two Hundred Thousand and No/100 Dollars ($9,200,000.00).

         2. Modification of Note. Borrower acknowledges and agrees that with the disbursement of the Additional Advance, the unpaid principal balance of the Note is Nine Million Two Hundred Thousand and No/100 Dollars ($9,200,000.00). Borrower and Lender agree that the Note is hereby modified as follows:

                  (a) Beginning as of April 1, 2000, the principal balance outstanding from time to time shall bear interest at the rate of eight and 302/1000 percent (8.302%) per year, and such rate shall be the "Note Rate" as defined in the Note. Except to the extent otherwise required by paragraph C.7 of the Note, interest shall be computed on actual days elapsed and based on a year of twelve (12) months of thirty
         (30) days each.

                  (b) On each "Payment Date" to and including December 1, 2007, payments of principal and interest in the amount of One Hundred Thousand Three Hundred Seventy-Eight and No/100 Dollars ($100,378.00) shall be due and payable (the "Monthly Installment"). "Payment Date" means the first day of each consecutive calendar month commencing May 1, 2000.

                  (c) The entire remaining principal amount, together with any accrued and unpaid interest and all other amounts due under the Loan Documents, shall be due and payable in full on January 1, 2008 ("Final Installment").

         3. Modification of Other Loan Documents. All of the Loan Documents shall be and hereby are amended to the extent necessary to make the recitations and contents thereof consistent with the terms of this Agreement. The provisions of the Loan Documents, as amended hereby, shall continue to be applicable to and govern the Loan (inclusive of the Additional Advance).


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         4. Representations and Warranties. Borrower hereby makes the following representations and warranties to Lender, it being hereby acknowledged by Borrower that Lender is relying upon such representations and warranties as a material inducement to Lender's execution hereof and the making of the Additional Advance:

                  (a) The statements contained herein and in all documentation provided to Lender and all other representations or statements made by or on behalf of Borrower to Lender in connection with this Agreement are true and complete to the best of Borrower's knowledge and do not omit any fact or information material to Lender's evaluation hereof and of Borrower's compliance with the conditions for the consummation of the modification contemplated hereby.

                  (b) Borrower is not insolvent and will not be rendered insolvent by this Agreement or by any of the transactions contemplated hereby.

                  (c) To the best of Borrower's knowledge, all representations and warranties made by Borrower in the Loan Documents remain true and correct in all material respects, except as may have been otherwise disclosed in writing to Lender prior to the execution hereof.

                  (d) To the best of Borrower's knowledge, Borrower is in full compliance with all covenants, agreements and obligations of Borrower set forth in the Loan Documents and no default exists thereunder, nor does any event or circumstances exist which with the passage of time or the giving of notice, or both, would constitute a default under the Loan Documents.

                  (e) Borrower has no setoffs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the Loan Documents, any other indebtedness of Borrower to Lender, or otherwise, and to the extent any such setoffs, counterclaims, defenses or other causes of action may exist, whether known or unknown, said items are hereby waived by Borrower.

                  (f) To the best of Borrower's knowledge, Lender has duly performed all its obligations under the Loan Documents;

                  (g) The figures recited herein, including the amount of the outstanding principal balance of the Note, are accurate.

                  (h) Borrower is the sole legal and beneficial owner of the Property and is the sole occupant of the Property, there being no leases in effect with respect to the Property as of the date of this Agreement.

                  (i) To the best of the Borrower's knowledge, the Property is in compliance with all applicable government laws, rules and regulations.


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                  (j) Borrower has all requisite authority to enter into this
         Agreement and to execute this Agreement and all other documents contemplated hereby, and this Agreement constitutes the legal, valid and binding obligations of Borrower enforceable in accordance with its terms. The execution and delivery of this Agreement does not contravene, result in a breach of, or constitute a default under any deed of trust, loan agreement, indenture or other contract or agreement to which Borrower is bound, nor would such execution and delivery constitute such a default with the passage of time or the giving of notice, or both.

                  (k) The lien of the Deed of Trust is valid and subsisting and shall remain an enforceable and valid first lien against the Property to secure the payment of all amounts (including, without limitations, the outstanding principal balance of the Note, inclusive of the Additional Advance) and the performance of all obligations described in the Deed of Trust as being secured thereby.

                  (l) The survey of the Property delivered in connection with the Loan, dated as December 21, 1995 and certified by G. Dennis Qualls (RPLS No. 4276), continues to be an accurate survey of the Property, and there have been no alterations to the improvements included in the Property which would cause such survey to be inaccurate as of the effective date of this Agreement.

                  (m) The indebtedness relating to the NationsBank Financing Statement (as hereinafter defined) has been paid in full, and NationsBank (as hereinafter defined) has no security interest in any part of the Property. For purposes of the preceding sentence, the term "NationsBank Financing Statement" refers to that certain financing statement filed in the Real Property Records of Dallas County, Texas, on April 19, 1996, and recorded in said records at Volume 96002, Page 2026, naming NationsBank of Texas, N.A. ("NationsBank") as "Secured Party" and Borrower as "Debtor."


         6. Release of Claims. Borrower, on behalf of itself, its partners and their respective successors and assigns (collectively and individually, "Borrower Parties"), hereby fully, finally and completely RELEASE AND FOREVER DISCHARGE Lender and its successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys, agents and properties, past present and future, and their respective heirs, successors and assigns (collectively and individually, "Lender Parties"), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, and whether or not the economic effect of such alleged matters arise or are discovered in the future, which Borrower Parties now have or may claim to have against Lender Parties arising out of or with respect to any and all transactions relating to the Loan or the Loan Documents occurring on or before the date hereof, including any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Lender Parties occurring on or before the date hereof. The foregoing release is intended to be, and is, a full, complete and general release in favor of Lender Parties with respect to all claims, demands, actions, causes of action and other matters described therein, including specifically, without limitation, any claims, demands or causes of action based upon allegations of breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, or any other theory, cause of action, occurrence, matter or thing which might result in liability upon Lender Parties arising or occurring on or before the effective date hereof. Borrower Parties understand and agree that the foregoing general release is in consideration for the agreements of Lender contained herein and that they will receive no further consideration for such release.

         7. Default and Remedies. Subject to any applicable notice and grace periods set forth in the Loan Documents, any default by Borrower in the performance of its obligations herein contained or any inaccuracy in the representations and warranties made by Borrower herein shall constitute a default under the Loan Documents and shall entitle Lender to exercise all of its rights and remedies set forth in the Loan Documents. In addition to any rights and remedies of Lender set forth in the Loan Documents, Borrower shall pay all reasonable legal costs incurred by Lender in any legal action involving the Loan Documents or the indebtedness evidenced and secured thereby. Further, Borrower shall not oppose the immediate appointment of a third party receiver upon a voluntary bankruptcy filing by Borrower or in any case where a creditor may attempt to claim a preference on the cash flow from the collateral securing Lenders' debt.

         8. Ratification of Loan Documents. This Agreement is only a modification of the Loan Documents and not a novation of same. Except as expressly set forth herein, the provisions, representations and conditions set forth in the Loan Documents, which are incorporated herein, are unmodified and shall remain in full force and effect; and Borrower does hereby ratify and confirm such provisions, representations and conditions, as amended hereby.

         9. Lien of Deed of Trust. It is the intent of the Lender and Borrower that the amount of indebtedness secured by the lien of the Deed of Trust shall be taken up and renewed, such that as of the date of disbursement of the Additional Advance the Deed of Trust shall secure the full principal balance of the Note in the amount of Nine Million Two Hundred Thousand Dollars ($9,200,000.00) as well as the payment and performance of all other indebtedness and obligations described in the Deed of Trust. Borrower hereby ratifies, confirms and adopts all mortgages, liens, security interests, assignments and encumbrances under the Deed of Trust and agrees that the Deed of Trust shall continue in full force and effect for the purpose of securing the performance and payment of all the indebtedness and obligations therein described, including specifically, without limitation, all indebtedness evidence by the Note (inclusive of the Additional Advance), as modified herein, and all renewals and extensions thereof. Borrower agrees to execute any instruments which, in the opinion of Lender, are necessary to perfect such mortgages, liens, security interests, assignments and encumbrances.

         10. Title Insurance Policy. Simultaneously with the execution hereof, Borrower shall furnish, or cause to be furnished, to Lender, at Borrower's expense, a Mortgage Policy of Title Insurance (the "Title Policy") in the amount of Nine Million Two Hundred Thousand Dollars ($9,200,000.00) insuring that the lien of the Deed of Trust is a first lien on the Property subject only to such exceptions as may be approved by Lender in its sole discretion.


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         11. Lift of Bankruptcy Stay. Notwithstanding any provision in the Loan
Documents to the contrary, in the event Borrower shall make application for or seek relief or protection under any of the sections or chapters of the Code or in the event that any involuntary petition is filed against Borrower under any section of the Code, Lender shall thereupon be entitled, to the full extent allowed by applicable law, to immediate relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender pursuant to the Loan
Documents and as otherwise provided by law.

         12. Fees. Simultaneously with the execution of this Agreement, Borrower shall pay all costs and expenses incurred by Lender in connection with the negotiation, preparation and execution of this Agreement. Without limiting the generality of the preceding sentence, Borrower shall pay all attorneys' fees, title company charges (including UCC searches), escrow fees and recording costs incurred by Lender in connection with this Agreement. In addition to the foregoing, simultaneously with the execution of this Agreement, Borrower shall pay any amounts past due under the Loan Documents (including specifically, without limitation, any late charges due thereunder).

         13. Recordation of Agreement. If Lender elects, this Agreement shall be recorded, at the expense of Borrower, in the Real Property Records of each county where the Property is located.

         14. Legal Opinion. Simultaneously with the execution of this Agreement, Lender shall have received from legal counsel retained by Borrower and acceptable to Lender and opinion (the "Legal Opinion") of counsel covering the following matters: (a) the due authorization, execution, validity, binding effect and enforceability of this Agreement in accordance with its terms; (b) the Loan, as modified by this Agreement, complies with applicable usury laws;
(c) the due organization and valid legal existence of Borrower, and (d) the existence of, or the non-existence of, to the current actual knowledge of counsel of Borrower, any requirements for any consent of any governmental authority in connection with the execution, delivery or performance of this Agreement or any documents related thereto.

         15. Conditions Precedent.

             (a) The following shall be conditions precedent to the effectiveness of this Agreement and the disbursement of the Additional
         Advance:

                    (i) Prior to or simultaneously with the execution of this
             Agreement, Borrower shall have paid to Lender all amounts required herein to be paid on or before the date of execution of this Agreement, including specifically, without limitation (1) interest on the Additional Advance at the rate of eight and one-half percent (8.5%) per annum from the date of disbursement of the Additional Advance through and including March 31, 2000, and (2) all fees, costs, and legal expenses incurred by Lender as a result of the negotiation, preparation, approval and recording of the Agreement.

                    (ii) Prior to or simultaneously with the execution of this
             Agreement, Borrower shall have executed, or caused to be executed, and delivered to Lender all documents required by Lender in connection with the modification of the Loan contemplated hereby, including specifically, without limitation, the following: (A)this Agreement; (B) if required by Lender, UCC Financing Statements; (C) UCC searches in respect of Borrower; (D) the Title Policy; and (E) the Legal Opinion.

                    (iii) Prior to or simultaneously with the execution of this
             Agreement, Lender shall have received an appraisal and, if required by Lender, and environmental report in respect of the Property satisfactory to Lender, in Lender's sole discretion. The costs of any such appraisal or environmental report shall be borne by Borrower.

             (b) If, for any reason, any of the foregoing conditions precedent fails to occur within the time period specified, this Agreement shall terminate and be of no further force or effect, and the Loan Documents shall remain in effect as if this Agreement had never been executed. The foregoing conditions precedent are for the sole benefit of Lender and may be waived only by Lender by written agreement executed by Lender.

         16. No Waiver. Except as expressly provided herein, the execution of this Agreement by Lender does not and shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Loan Documents, nor shall the same constitute a waiver of any default which may have heretofore occurred or which may hereafter occur with respect to the Loan Documents.

         17. Severability of Provisions. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision hereof, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

         18. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

         19. Governing Law. The terms and conditions of this Agreement shall be governed by the applicable laws of the State of Texas.

         20. Interpretation. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. The section headings used herein are intended for reference purpose only and shall not be considered in the interpretation of the terms and conditions hereof. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

         21. Amendment. The terms and conditions hereof may not be modified, altered or otherwise amended except by an instrument in writing executed by Borrower and Lender.

         22. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the modification of the Loan and fully supersedes all prior agreements and understandings between the parties pertaining to such subject matter.

         23. Successors and Assigns. The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first above written.


                                                  BORROWER:

                                                  CRAFTMADE INTERNATIONAL, INC.,
                                                  Delaware corporation


                                                  By: /s/ JAMES R. RIDINGS
                                                     ---------------------------
                                                  Name: James R. Ridings
                                                  Title: Chief Executive Officer







                           (This space intentionally left blank)

                                          LENDER:

                                          ALLIANZ LIFE INSURANCE COMPANY OF
                                          NORTH AMERICA, a Minnesota corporation


                                          By:   /s/ RONALD M. CLARK
                                             -----------------------------------
                                          Name:     Ronald M. Clark
                                               ---------------------------------
                                          Title:    Assistant Treasurer
                                                --------------------------------



                                          By:    /s/ WENDELL R. KURTZ
                                             -----------------------------------
                                          Name:      Wendell R. Kurtz
                                               ---------------------------------
                                          Title:     Assistant Treasurer
                                                --------------------------------





                      (This space intentionally left blank)

STATE OF TEXAS

COUNTY OF DALLAS

         This instrument was acknowledged before me on the 8th day of March, 2000, by James R. Ridings, CEO, of CRAFTMADE INTERNATIONAL, INC., a Delaware corporation, on behalf of said corporation.




                                                 /s/ DEBORAH S. LORENZ
                                               ---------------------------------
                                               Notary Public

                                                 Deborah S. Lorenz
                                               ---------------------------------
                                               Printed/Typed Name of Notary

                                               My Commission Expires:  1-31-2001
                                                                     -----------